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                                                                  Exhibit 10(52)



                    Description of TARSAP Vesting Adjustment

                                 Gary W. Loveman



Date:    November 11, 1999

         The Human Resources Committee of the Board of Directors modified the TARSAP vesting schedule of Gary W. Loveman as follows:


                       Current Performance              Performance Vesting
                             Vesting                        As Modified
Plan Year                 (cumulative)                      (cumulative)               Vest Date
---------             --------------------           ------------------------          ---------

  1999                  43.4%                             50%
                        50.0% (target)                    60% (target)                   3/1/00
                        56.8%                             70%

  2000                  73.4%                             80%
                        80.0% (target)                    90% (target)                   3/1/00
                        86.8 %                            100%